UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2009
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

17101 Armstrong Avenue, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 430-6400
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 24, 2009, Resources Connection, Inc. (the “Company”) filed an initial report on Form 8-K with the Securities and Exchange Commission reporting the acquisition of certain assets of Sitrick And Company, a California corporation (“Sitrick Co”), and Brincko Associates, Inc., a California corporation (“Brincko”) through the purchase of all of the outstanding membership interests in Sitrick Brincko Group, LLC, a Delaware limited liability company (“Sitrick Brincko Group”), pursuant to a Membership Interest Purchase Agreement by and among the Company, Sitrick Co, Michael S. Sitrick, an individual, Brincko and John P. Brincko, an individual. In addition, on the same date, the Company completed its acquisition of the personal goodwill of Mr. Sitrick pursuant to a Goodwill Purchase Agreement by and between the Company and Mr. Sitrick.
This Amendment No. 2 to such Form 8-K amends Item 9.01, Financial Statements and Exhibits, to provide the historical financial statements of Sitrick Co and Brincko as of September 30, 2009 and to amend the pro forma financial information as required by Item 9.01 as of August 29, 2009 and for the three months ended August 29, 2009.
Item 9.01 Financial Statements and Exhibits.
     a) Financial Statements of Businesses Acquired.
Attached hereto as Exhibit 99.2 and incorporated herein by reference, are the unaudited financial statements of Sitrick Co as of September 30, 2009 and for the nine months ended September 30, 2009 and September 30, 2008.
Also attached hereto as Exhibit 99.3 and incorporated herein by reference, are the unaudited financial statements of Brincko as of September 30, 2009 and for the nine months ended September 30, 2009 and September 30, 2008.
     b) Unaudited Pro Forma Financial Information.
Attached hereto as Exhibit 99.4 and incorporated herein by reference, are the required unaudited pro forma condensed combined financial statements as of and for the three months ended August 29, 2009.
     d) Exhibits.

Exhibit
Number	Description
2.1*	Membership Interest Purchase Agreement, dated as of October 29, 2009, by and among Resources Connection, Inc., Sitrick And Company, Michael S. Sitrick, Brincko Associates, Inc., and John P. Brincko (incorporated by reference to Exhibit 2.1 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

2.2*	Goodwill Purchase Agreement, dated as of October 29, 2009, by and between Resources Connection, Inc. and Michael S. Sitrick (incorporated by reference to Exhibit 2.2 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

99.1*	Press release of the Company dated November 23, 2009

99.2	SITRICK AND COMPANY INC. FINANCIAL STATEMENTS

Balance Sheet as of September 30, 2009 (unaudited)
Statements of Income for the nine-month periods ended September 30, 2009 and 2008 (unaudited)
Statement of Stockholder’s Equity for the nine-month period ended September 30, 2009 (unaudited)
Statements of Cash Flows for the nine-month periods ended September 30, 2009 and 2008 (unaudited)
Notes to Financial Statements (unaudited)

99.3	BRINCKO ASSOCIATES, INC. FINANCIAL STATEMENTS

Balance Sheet at September 30, 2009 (unaudited)
Statements of Income for the nine months ended September 30, 2009 and September 30, 2008 (unaudited)
Statement of Stockholder’s Equity for the nine-months ended September 30, 2009 (unaudited)
Statements of Cash Flows for the nine months ended September 30, 2009 and September 30, 2008 (unaudited)
Notes to Financial Statements (unaudited)

99.4	Unaudited Pro Forma Financial Information.
Unaudited pro forma condensed combined financial statements
Unaudited pro forma condensed combined statements of operations for the three months ended August 29, 2009
Unaudited pro forma condensed combined balance sheets as of August 29, 2009
Notes to unaudited pro forma condensed combined financial statements

*	Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC. (Registrant)
Date: July 13, 2010	By:	/s/ Nathan W. Franke
Nathan W. Franke
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1*	Membership Interest Purchase Agreement, dated as of October 29, 2009, by and among Resources Connection, Inc., Sitrick And Company, Michael S. Sitrick, Brincko Associates, Inc., and John P. Brincko (incorporated by reference to Exhibit 2.1 of Resources Connection Inc.’s Current Report on Form 8-K, filed on October 29, 2009)

2.2*	Goodwill Purchase Agreement, dated as of October 29, 2009, by and between Resources Connection, Inc. and Michael S. Sitrick (incorporated by reference to Exhibit 2.2 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009)

99.1*	Press release of the Company dated November 23, 2009

99.2	SITRICK AND COMPANY INC. FINANCIAL STATEMENTS

Balance Sheet as of September 30, 2009 (unaudited)
Statements of Income for the nine-month periods ended September 30, 2009 and 2008 (unaudited)
Statement of Stockholder’s Equity for nine-month period ended September 30, 2009 (unaudited)
Statements of Cash Flows for nine-month periods ended September 30, 2009 and 2008 (unaudited)
Notes to Financial Statements (unaudited)

99.3	BRINCKO ASSOCIATES, INC. FINANCIAL STATEMENTS

Balance Sheet at September 30, 2009 (unaudited)
Statements of Income for the nine months ended September 30, 2009 and September 30, 2008 (unaudited)
Statement of Stockholder’s Equity for the nine-months ended September 30, 2009 (unaudited)
Statements of Cash Flows for nine months ended September 30, 2009 and September 30, 2008 (unaudited)
Notes to Financial Statements (unaudited)

99.4	Unaudited Pro Forma Financial Information.
Unaudited pro forma condensed combined financial statements
Unaudited pro forma condensed combined statements of operations for the three months ended August 29, 2009
Unaudited pro forma condensed combined balance sheets as of August 29, 2009
Notes to unaudited pro forma condensed combined financial statements

*	Previously filed.

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